UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 28, 2007

Huntsman Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-32427	42-1648585
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

500 Huntsman Way
Salt Lake City, Utah		84108
(Address of principal executive offices)		(Zip Code)

Registrants’ telephone number, including area code:
(801) 584-5700

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrants under any of the following provisions (see General Instruction A.2. below):

☐                                            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events

On February 15, 2007, we entered into an Asset Purchase Agreement pursuant to which Flint Hills Resources, a wholly owned subsidiary of Koch Industries, agreed to acquire our North American base chemicals and polymers business assets.  On June 22, 2007, we entered into an Amended and Restated Asset Purchase Agreement with Flint Hills Resources that amended certain terms of the original agreement to provide, among other things, for the separate closings of the sale of our polymers business assets (the “North American Polymers Disposition”) and the sale of our North American base chemicals assets (the “Pending U.S. Base Chemicals Disposition”). Our entry into these agreements was reported in Current Reports on Form 8-K filed February 20, 2007 and June 25, 2007 with the Securities and Exchange Commission (the “SEC”).

The North American Polymers Disposition closed on August 1, 2007, which was reported in a Current Report on Form 8-K filed August 1, 2007 with the SEC. We anticipate the separate closing of the Pending U.S. Base Chemicals Disposition will occur following the restart of our fire-damaged Port Arthur, Texas olefins manufacturing facility, which we expect to occur during the fourth quarter of 2007.

Beginning in the second quarter of 2007, the results of operations of the North American polymers business have been classified as discontinued operations. We are filing this Current Report on Form 8-K to present the results of operations of the North American polymers business as discontinued operations in our consolidated financial statements as of December 31, 2006 and 2005 and for each of the three years in the period ended December 31, 2006. These financial statements are included in Exhibit 99.1. We have also included in Exhibit 99.2 Selected Financial Data for the years ended December 31, 2006, 2005, 2004, 2003, 2002 and Management’s Discussion and Analysis of Financial Condition and Results of Operations for the years ended December 31, 2006, 2005 and 2004 which have been revised to present the North American polymers business as discontinued operations. Accordingly, this Current Report on Form 8-K contains information updating Part II, Items 6, 7 and 8, of our Annual Report on Form 10-K for the year ended December 31, 2006. Except for updated information with respect to the presentation of our North American polymers business as discontinued operations, the information contained in this Current Report on Form 8-K (including the Exhibits hereto) does not otherwise update our Annual Report on Form 10-K for the year ended December 31, 2006.

Statements in this Current Report on Form 8-K that are not historical are forward-looking statements. These statements are based on management’s current beliefs and expectations. The forward-looking statements in this Current Report on Form 8-K are subject to uncertainty and changes in circumstances and involve risks and uncertainties that may affect our operations, markets, products, services, prices and other factors as discussed in our filings with the SEC. Significant risks and uncertainties may relate to, but are not limited to, financial, economic, competitive, environmental, political, legal, regulatory and technological factors.  Accordingly, there can be no assurance our expectations will be realized. We assume no obligation to provide revisions to any forward-looking statements should circumstances change, except as otherwise required by securities and other applicable laws.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Number	Description of Exhibits
23.1	Consent of Deloitte & Touche LLP

99.1	Huntsman Corporation Consolidated Financial Statements and Supplemental Data

99.2	Selected Financial Data and Management’s Discussion and Analysis of Financial Condition and Results of Operations

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HUNTSMAN CORPORATION

/s/ L. Russell Healy
L. RUSSELL HEALY
Vice President, Controller

Dated: September 28, 2007

EXHIBIT INDEX

Number	Description of Exhibits
23.1	Consent of Deloitte & Touche LLP

99.1	Huntsman Corporation Consolidated Financial Statements and Supplemental Data

99.2	Selected Financial Data and Management’s Discussion and Analysis of Financial Condition and Results of Operations